UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2017

Sunshine Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36539	30-0831760
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

102 West Baker Street, Plant City, Florida		33563
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (813) 752-6193

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operation and Financial Condition.

On April 17, 2017, Sunshine Bancorp, Inc. (the “Company”) issued a press release reporting its financial results at and for the three months ended March 31, 2017.

The information in Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Securities and Exchange Act of 1934 or under the Securities Act of 1933, except to the extent specifically provided in any such filing.

Item 7.01	Regulation FD Disclosure

A copy of Sunshine Bancorp, Inc.’s investor presentation based on March 31, 2017 financial information is furnished as Exhibit 99.2 hereto.

The information in Exhibit 99.2 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Securities and Exchange Act of 1934 or under the Securities Act of 1933, except to the extent specifically provided in any such filing.

Item 9.01	Financial Statements and Exhibits

(a)	No financial statements of businesses acquired are required.

(b)	No pro forma financial information is required.

(c)	Not Applicable.

(d)	Exhibits.

	Exhibit 99.1	Press release issued by the Company on April 17, 2017 announcing its financial results at and for the three months ended March 31, 2017.

	Exhibit 99.2	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUNSHINE BANCORP, INC.

DATE: April 17, 2017	By:	/s/ John D. Finley
John D. Finley, Executive Vice President and Chief Financial Officer